UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

The Annual Meeting of Contractowners who hold contracts issued pursuant to Allstate Assurance Company Separate Account B (“Separate Account B”) will be held at 3:00 p.m. (Eastern) on Wednesday, June 15, 2016, at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee 37402. You have the right to cast votes at this meeting.

Enclosed are the Notice of Annual Meeting, Proxy Statement and Proxy Card. Please sign and return the Proxy Card in the enclosed envelope so that it will be received by the Board of Managers of Separate Account B NO LATER THAN June 14, 2016. You may keep all other material. If you are present at the meeting, you may vote in person even though you have sent in your Proxy Card.

Your contract/certificate number and the total number of votes you may cast are shown on the Proxy Card.

Yours sincerely,

/s/ J. Paul Jullienne
J. Paul Jullienne, Secretary

Enclosures

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

NOTICE OF ANNUAL MEETING

TO BE HELD ON JUNE 15, 2016

Notice is hereby given of a meeting of the owners of contracts for which reserves are held in Allstate Assurance Company Separate Account B (the “Separate Account”) of Allstate Assurance Company (the “Company”), which meeting shall be held at 3:00 p.m. (Eastern) on Wednesday, June 15, 2016, at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee 37402. The purpose of the meeting is to consider the following:

1.	Election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of the Separate Account;

2.	Ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for the Separate Account in accordance with the Rules and Regulations of the Separate Account;

3.	Transaction of such other business as may properly come before the meeting and any adjournment thereof.

The date fixed by the Board of Managers as the record date for the determination of Contractowners entitled to notice of and to vote at the meeting was at the close of business on April 13, 2016 (the “Record Date”). A Contractowner will be entitled to vote only if he/she was a Contractowner on the Record Date and is still a Contractowner investing in the Separate Account on the date of the meeting.

It is important that your vote be represented at the meeting. Please refer to the enclosed material for detailed information on voting procedures and return the Proxy Card as soon as possible.

May 4, 2016

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO ENSURE THE PRESENCE OF A QUORUM. YOU MAY WITHDRAW YOUR PROXY CARD IN THE EVENT OF YOUR PERSONAL ATTENDANCE AT THE MEETING.

/s/ J. Paul Jullienne
J. Paul Jullienne, Secretary

PROXY STATEMENT

ANNUAL MEETING OF CONTRACTOWNERS OF

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Allstate Assurance Company Separate Account B (the “Separate Account”) of Allstate Assurance Company (the “Company”) for use at the Annual Meeting of Contractowners to be held on Wednesday, June 15, 2016, at 3:00 p.m. (Eastern) at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee 37402. The cost of soliciting the proxies will be borne by Unum Group. Proxies may be solicited by telephone, by mail or in person by directors, officers, agents, or regular employees of Unum Group who will not be compensated for such services. The Variable Annuity Life Insurance Company (“VALIC”), 205 East 10th Street, Amarillo, Texas 79105, has been retained as the administrator (“Administrator”) of the Separate Account. The Administrator has contracted with Broadridge to provide proxy mailing and collection services to the Separate Account. The costs of these services will be paid by Unum Group. Contractowners may revoke their proxies at any time prior to the voting thereof by submitting written notice of revocation to the Separate Account c/o Unum Group, Office of the Corporate Secretary, 1 Fountain Square, Law Department 7S730, Chattanooga, Tennessee 37402. Any Contractowner attending the meeting may vote in person, whether or not a proxy has been previously submitted. This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being mailed to Contractowners on or about May 4, 2016.

Annual Report to Contractowners and most recent Semi-Annual Report to Contractowners succeeding the Annual Report (Forms N-CSR) covering operations of the Separate Account for the current fiscal year, including financial statements, have been previously provided to Contractowners. The Separate Account will furnish, without charge, a copy of said reports upon request, by calling the Office of the Corporate Secretary toll-free at (800)718-8824, or by writing Unum Group, Office of the Corporate Secretary, 1 Fountain Square, Law Department 7S730, Chattanooga, Tennessee, 37402.

The Board of Managers (“Board”) has fixed the close of business on April 13, 2016 (the “Record Date”) as the record date for the determination of Contractowners entitled to notice of and to vote at the meeting. On the Record Date, there were 27,341.072 outstanding units of the Separate Account with a total value of $638,014.63 entitling the Contractowners to one vote for each dollar of value represented by units credited to such persons as of such Record Date. Contractowners of record at the close of business on the Record Date, who are still Contractowners on June 15, 2016, will be entitled to vote at the meeting.

Units eligible to be voted for which a Proxy Card is properly signed and returned prior to the beginning of the Annual Meeting will be voted as directed. If directions are not given or directions are not in accordance with the options listed on a signed and returned Proxy Card, such units will be voted FOR each proposition for which the Board of Managers recommends a vote FOR.

Unsigned or unreturned Proxy Cards will not be counted for quorum or voting purposes. For issues as to which there is a choice on the Proxy Card, a vote to abstain will be counted for purposes of determining the existence of a quorum, and counted as an “ABSTENTION” rather than as either a vote “FOR” or “AGAINST.”

For purposes of the Annual Meeting, under the Rules and Regulations of the Separate Account, thirty percent (30%) of the outstanding voting securities of the Separate Account represented in person or by proxy shall constitute a quorum for purposes of the items to be addressed at the Annual Meeting. A vote of a majority of the quorum of outstanding voting securities represented in person or by proxy shall determine any question, as except as otherwise required by law.

INFORMATION CONCERNING THE SEPARATE ACCOUNT, THE COMPANY AND THE ADMINISTRATOR

The Separate Account is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”), and is a separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to certain of its variable annuity contracts (which ceased to be actively marketed in 1984) (“Contracts”).

Effective January 1, 2015, the Company was purchased by Allstate Financial Insurance Holdings Corporation (“AFIHC”). AFIHC is a wholly owned subsidiary of The Allstate Corporation. The Company and Allstate, itself and/or through its affiliates, markets a broad line of life insurance. As of December 31, 2015, the Company had assets of $633 million. The Company is a wholly owned subsidiary of Allstate Life Insurance Company (“Allstate”). The Company is an Illinois stock life insurance company having redomesticated from the State of Tennessee effective November 7, 2001, at which time it also changed its name to Allstate Assurance Company from Provident National Assurance Company. The Company’s principal offices are located at 3075 Sanders Road, Northbrook, Illinois, 60062. The Company serves as insurer to the Separate Account.

The Company, on behalf of the Separate Account, and Provident Investment Management, LLC (“PIM”) entered into an Investment Advisory Agreement effective February 1, 2008, whereby PIM provides investment advisory services to the Separate Account. PIM is no longer required to be registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 and terminated its registration effective March 2, 2016.

Until March 2002, the Company served as the underwriter for the Separate Account. As approved by the Board of Managers on February 7, 2002, the Underwriting Agreement between the Company and the Separate Account was terminated and an Underwriting Agreement between the Separate Account and ALFS, Inc., an affiliated broker-dealer of the Company, was entered into effective as of March 30, 2002.

Effective April 26, 2011, Allstate Distributors, L.L.C. was assigned and delegated ALFS, Inc.’s obligations under the March 30, 2002 Underwriting Agreement between the Separate Account and ALFS, Inc.

The Company, on behalf of the Separate Account, and VALIC entered into an Administrative Services Agreement (“Agreement”), dated May 15, 1998, whereby VALIC became the Administrator of the Separate Account. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.

Under an Administrative Services Agreement between the Company and The Paul Revere Life Insurance Company (“Paul Revere”) dated September 15, 2000, Paul Revere, a subsidiary of Unum Group, will provide required administrative services on behalf of the Separate Account to the extent not provided by VALIC.

INFORMATION CONCERNING THE INVESTMENT ADVISER

PIM is a Tennessee limited liability company organized in October 1997. It is owned by Unum Group. PIM is no longer required to be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and terminated its registration effective March 2, 2016. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402.

ATTENDANCE AT ANNUAL MEETINGS

The Separate Account does not have a policy regarding manager attendance at Annual Meetings of Contractowners. In 2015, Matt Bell, Assistant Vice President and Senior Counsel to Unum Group, attended the Annual Meeting.

AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Audit Committee is responsible for the following functions:

a.	To oversee the Separate Account’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

b.	To oversee the quality and objectivity of the Separate Account’s financial statements and the independent audit thereof; and

c.	To act as a liaison between the Separate Account’s independent auditors and the full Board of Managers.

The function of the Audit Committee is oversight; it is the investment adviser’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

Members of the Audit Committee include Henry E. Blaine and H. Grant Law, Jr., neither of whom is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Act. The Audit Committee met one (1) time during the last fiscal year (2015) of the Separate Account. The Board of Managers adopted a written charter for the Audit Committee on April 27, 2015. A copy of the charter is attached as Exhibit A.

NOMINATING COMMITTEE OF THE BOARD OF MANAGERS

The Nominating Committee is responsible for the following functions:

a.	nominating and evaluating candidates for independent manager membership on the Board of Managers;

b.

periodically reviewing the composition of the Board of Managers to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Managers;

c.	nominating membership on all committees of the Board of Managers and reviewing Board committee assignments as necessary;

d.

reviewing as necessary the responsibilities of any committees of the Board of Managers, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized and making recommendations for any such action to the full Board of Managers; and

e.	reviewing, at least annually, the independence of outside counsel, if any, to the independent managers of the Separate Account.

Members of the Nominating Committee include Henry E. Blaine and H. Grant Law, Jr., neither of whom is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Act. The Nominating Committee did not meet during the last fiscal year (2015) of the Separate Account. The Board of Managers adopted a written charter for the Nominating Committee on April 27, 2015. A copy of the charter is attached as Exhibit B. The Separate Account does not have a compensation committee or other standing committees.

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of the Separate Account including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from the Separate Account. Each Board member, other than Lori B. Finlay, receives an annual retainer of $4,500 for serving on the Board. Ms. Finlay received no remuneration from the Company based on her membership on the Board.

ITEM 1: ELECTION OF BOARD OF MANAGERS

Contractowners are asked to vote for the re-election of nominees Henry E. Blaine, H. Grant Law, Jr. and Lori B. Finlay to serve as members of the Board of Managers until the earlier of the next annual meeting or until their successors are duly elected and qualified. None of the nominees owns or has any interest in Separate Account units. Each of the nominees has consented to serve if elected. If any of the proposed nominees should become unavailable for any reason, the Board of Managers may designate another person to serve in his place. Four (4) regular meetings of the Board of Managers were held in 2015 and each member of the Board attended these meetings.

Recommendation

The Board of Managers unanimously recommends a vote for the election of these nominees as managers.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

The following table provides information concerning the members of the Board of Managers and nominees who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with the Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (85) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2014-2015 37 years of service	Retired – Partner, B&B Enterprises	1	None
H. Grant Law, Jr. (68) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2014-2015 23 years of service	Retired – President Newton Chevrolet, Inc. & Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.	1	None

The member of the Board listed below is an “interested person” of Separate Account B within the meaning of section 2(a)(19) of the 1940 Act.
Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
Lori B. Finlay (38) 522 Sterling Avenue Chattanooga, TN 37405	President and Chair, Board of Managers	2014-2015 1 year of service	Vice President, Managing Director-Municipals, Unum Group, Chattanooga, Tennessee	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act owns beneficially or of record securities of the Company or any of its affiliates. Both members of the Board of Managers who are not “interested persons” have served in that capacity for more than a decade. The Board of Managers are annually elected by Contract owners. The Board of Managers does not have a lead independent director and does not believe one is necessary given that a majority of the Board of Managers are not interested persons. The Board’s current structure is appropriate in view of the experience of its members, the longstanding working relationship of its independent members, and the nature of the Separate Account’s operations. In overseeing the Separate Account’s operations, the Board receives regular reports on various aspects of the Separate Account’s operations, such as performance, securities holdings and compliance.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and Nominee for election as Director as of December 31, 2015:

(1)	(2)	(3)
Name of Director or Nominee	Dollar Range of Equity Securities in the Separate Account	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Henry E. Blaine	None	None
H. Grant Law, Jr.	None	None
Lori B. Finlay	None	None

CONTRACTOWNER COMMUNICATIONS WITH THE BOARD

The Board of Managers has adopted a process for Contractowners to send communications to the Board. Contractowners interested in communicating with the Board of Managers or certain members thereof, may do so by writing to Unum Group, Office of the Corporate Secretary, 1 Fountain Square, Law Department 7S730, Chattanooga, Tennessee 37402. Under the process adopted by the Board of Managers, the Secretary reviews all such correspondence and regularly provides to the Chairman of the Audit Committee a log and copies of all such correspondence. The Chairman of the Audit Committee shall determine whether further distribution of such correspondence is appropriate and to where it should be sent. Any member of the Board of Managers may at any time review this log and request copies of any such correspondence.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the members of the Board of Managers of the Separate Account and the directors and principal officers of the Company, as a group, owned beneficially and of record no units in the Separate Account.

The following Contractowners beneficially owned more than 5% of the units in the Separate Account as of the Record Date:

Name	Address	Number of Units Beneficially Owned	Percent
Nicholas Hood, III	375 Lodge Drive Detroit, MI 48214	5,243.649	19.179%
Jerry Setzer	PO Box 495 Catawba, NC 28609	4,384.194	16.035%
Don Baumgartner	PO Box 8326 Toledo, OH 43605	3,734.499	13.659%
Paul Turner	No address on record	2,120.273	7.755%
Phyllis Antone	PO Box 178 Sacatan, AZ 85247	1,322.901	4.839%

ITEM 2: RATIFICATION OF THE SELECTION AND APPOINTMENT OF

INDEPENDENT AUDITORS

The Board of Managers, including a majority of members who are not interested persons of the Separate Account within the meaning of section 2(a)(19) of the Act, selected Deloitte & Touche LLP to serve as the independent auditor of the Separate Account for the current fiscal year. Deloitte & Touche LLP has audited the accounts of the Separate Account each year since 2005. The Board of Managers based its selection on the recommendation by the Audit Committee of the Board of Managers.

All fees relating to audit services performed for the Separate Account are paid by Unum Group and are not charged to or paid from the Separate Account.

Audit Fees – The aggregate fees Deloitte & Touche LLP billed Unum Group for the audit of the financial statements of the Separate Account for 2015 and 2014 were $20,000.00 and $30,000.00.

Audit-Related Fees –The aggregate fees for audit-related services rendered by Deloitte & Touche LLP to the Separate Account, the investment adviser or any entity controlling, controlled by or under common control with the investment adviser in 2015 and 2014 were $0.00 and $0.00.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to the Separate Account for fiscal years ended December 31, 2015 and December 31, 2014, were $0.00 and $0.00.

All Other Fees – The aggregate fees rendered by Deloitte & Touche LLP to the Separate Account, the investment adviser or any entity controlling, controlled by or under common control with the investment adviser for such services to the Separate Account in 2015 and 2014 were $0.00 and $0.00.

There are no non-audit services provided by Deloitte & Touche LLP to the Separate Account, the investment adviser, or control persons of the investment adviser that provided ongoing services to the Separate Account.

Deloitte & Touche LLP has advised the Board of Managers of the Separate Account that neither its firm nor any of its members or associates has any direct or any material indirect financial interest in the Separate Account or any of its affiliates other than as independent auditors.

In the event the Contractowners do not ratify the selection by the Board of Managers of this firm or if Deloitte & Touche LLP shall decline to act or otherwise become incapable of acting, or if its employment be otherwise discontinued, the Board of Managers will select other independent auditors.

Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

Recommendation

The Board of Managers unanimously recommends the ratification of the selection and appointment of Deloitte & Touche LLP as independent auditors of the Separate Account for the current fiscal year.

LITIGATION

There are no material legal proceedings currently pending to which the Company or the Separate Account is a party, or to which its property is subject.

CONTRACTOWNER PROPOSALS

Contractowner proposals intended to be presented at the 2017 Annual Meeting of Contractowners must be received by the Separate Account c/o Unum Group, Office of the Corporate Secretary, 1 Fountain Square, Law Department 7S730, Chattanooga, Tennessee, 37402, no later than December 31, 2016, to be considered for inclusion in the Separate Account Proxy Statement and Proxy Card. No Contractowner proposals were received for this year’s meeting.

OTHER BUSINESS

Management is not aware of any other business to come before the meeting. In case of any such business properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment in the interest of the Separate Account.

BY ORDER OF THE BOARD OF MANAGERS

/s/ Lori B. Finlay
Lori B. Finlay, President and Chair

EXHIBIT A

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

AUDIT COMMITTEE CHARTER

1.

The Audit Committee shall be composed of one or more members of Board of Managers (“Board”) of the Allstate Assurance Company Separate Account B (“Separate Account”) each of whom is not an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Separate Account and each of whom is an “independent director” as defined under applicable rules of the Securities and Exchange Commission (“SEC”) (“Independent Managers”). The Committee shall determine, to the extent required by applicable law, whether any one or more of its members is an “audit committee financial expert” as that term may be defined by SEC rules.

2.	The purposes of the Audit Committee are:

(a)	to oversee the Separate Account’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Separate Account’s financial statements and the independent audit thereof; and

(c)	to act as a liaison between the Separate Account’s independent auditors and the full Board.

The function of the Audit Committee is oversight; it is the responsibility of Provident Investment Management, LLC (the “Adviser”) to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

to select, retain or terminate the Separate Account’s independent auditors who will report directly to the Audit Committee and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any services to management (including review of all non-audit relationships and the related fees), and to receive the auditors’ specific representations as to their independence;

(b)

to meet with the Separate Account’s independent auditors, including meetings outside the presence of management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Separate Account’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Separate Account’s financial policies, procedures and internal accounting controls and management’s responses thereto; to consider the auditors’ report on critical accounting policies and practices; to consider the auditors’ reports, if any, on alternative policies and practices discussed with management and other written communications with management; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c)

to consider the effect upon the Separate Account of any changes in accounting principles or practices proposed by management to the Separate Account’s independent auditors and to review any other matters that may have a material effect on the Separate Account’s financial statements;

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(d)	to approve the fees charged by the auditors for audit and non-audit services;

(e)	to approve, to the extent required by applicable law, any non-audit services proposed to be performed for the Separate Account by the independent auditors;

(f)

to establish procedures for: (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (ii) employees’ confidential, anonymous submission of concerns regarding accounting or auditing matters;

(g)	to investigate improprieties or suspected improprieties in the Separate Account’s operations;

(h)	to consider any other matters brought to the Committee’s attention that are within the scope of its purposes and responsibilities; and

(i)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.

The Committee shall regularly meet with the Principal Accounting Officer of the Separate Account and with the Separate Account’s internal auditors, if any, as well as with the Separate Account’s independent auditors.

6.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Separate Account.

7.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted by the Audit Committee April 27, 2015.

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EXHIBIT B

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

NOMINATING COMMITTEE CHARTER

Nominating Committee Membership and Term

The Nominating Committee (“Committee”) of Allstate Assurance Company Separate Account B (“Separate Account”) shall be composed entirely of one or more members of the Separate Account’s Board of Managers (“Board”) who are not “interested persons” of the Separate Account within the meaning of the 1940 Act, as defined below (“Independent Managers”).

The Committee shall continue in existence on a permanent basis until dissolved by the Board. The term of any member of the Committee shall be subject to the limitations set out, from time to time, in the Rules and Regulations of the Separate Account. Subject to the foregoing, the Committee shall elect a chair (the “Chair”) for such term as it shall determine.

Committee Chair, Recorder

The Chair may designate a person (the “recorder”) to record the proceedings of the Committee’s meetings and maintain materials related to the operation of the Committee (“records”). The recorder may be outside legal counsel employed by the Separate Account. To ensure the independence of the Committee, neither the Committee nor the recorder shall be required to submit any such records to the Board and, instead, may maintain such records independently of the Board until directed to do otherwise by a vote of the Board.

Board Nominations and Functions

1.	The Committee shall make nominations for and select the Independent Manager members of the Board.

2.	The control of the nomination and selection process for Independent Manager membership shall rest exclusively with the Committee.

3.	The selection and nomination process shall include such functions as researching, canvassing, recruiting, interviewing, considering, soliciting and formally naming candidates.

4.

The Committee shall evaluate candidates’ qualifications for Independent Manager membership and their independence from the Separate Account’s investment advisers and other principal service providers. Candidates selected may not be an “interested person” of the Separate Account as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Separate Account’s investment advisers or the other principal service providers.

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5.

In carrying out its responsibilities, the Committee may consider the extent to which the Committee believes that it is appropriate to invite Separate Account management (“Management”) to provide input as to Independent Manager candidates and request Management to provide administrative assistance in the selection and nomination process. However, any such participation by Management in the selection and nomination process shall not preclude or excuse the Committee from the responsibility to canvas, recruit, interview and solicit Independent Manager candidates.

6.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees of the Board and shall review Board committee assignments as necessary.

2.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Independence of Counsel to the Independent Managers

1.

The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Managers of the Separate Account and the basis of the determination must be included in the minutes of the appropriate meeting of the Committee.

Other Powers and Responsibilities

1.

The Committee shall normally meet annually and is empowered to hold special meetings as circumstances require at the call of the Committee’s Chair for such business as the Board or the Committee shall determine consistent with this Charter.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Separate Account.

3.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

4.

The Committee shall consider such matters as are appropriate under this Charter and shall report to the Board such nominations, or other findings and recommendations, as the Committee shall deem fit to report.

5.

Any nomination, or other recommendation that the Board take action on any given matter, shall be reported to the Board sufficiently in advance of the next Board meeting to allow all members of the Board to give the matter full and adequate consideration prior to taking action.

Limitations on Powers

The Committee has no authority to take action on behalf of the full Board.

Adopted by the Nominating Committee April 27, 2015.

B-2

To vote by Internet 1) Read the Proxy Statement and have the card below at hand.
UNUM GROUP C/O PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website. To vote by Telephone
1) Read the Proxy Statement and have the card below at hand.
2) Call 1-800-690-6903 3) Follow the recorded instructions.
To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box(es) on the card below. 3) Sign, date and return your completed card in the postage-paid envelope provided.
If you vote by Telephone or Internet, you do not need to mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E06288-P78479	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. Election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of the Separate Account;

	(01) Lori B. Finlay (02) Henry E. Blaine (03) H. Grant Law, Jr.	☐	☐	☐

						For	Against	Abstain
2.	Ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for the Separate Account in accordance with the Rules and Regulations of the Separate Account;					☐	☐	☐

3.	Transaction of such other business as may properly come before the meeting and any adjournment thereof.
This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 15, 2016.

The Notice of Annual Meeting and Proxy Statement are available at: www.proxyvote.com

E06289-P78479

PROXY

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

The undersigned hereby appoints Lori B. Finlay and J. Paul Jullienne or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of Allstate Assurance Company Separate Account B to be held at 3:00 p.m., Eastern Time, on Wednesday, June 15, 2016, at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee 37402, and at any adjournment thereof, with respect to the proposals on the reverse side and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.